Filer:

  Company Data:
        Company Conformed Name:           NicoleIndustries, Inc.
        Central Index Key:
        Standard Industrial Classification
        IRS Number:                       68-0422343
        State of Incorporation            NV
        Fiscal Year End:                  12/31

  Filing Values:
        Form Type:                        8-K/A
        SEC Act:
        SEC File Number                   000-27079
        Film Number

  Business Address:
        Street 1:                         83-888 Ave. 51
        Street 2:
        City:                             Coachella
        State:                            CA
        ZIP:                              92236
        Business Phone:                   760-398-0700


   Mail Address:
        Street 1:                         83-888 Ave. 51
        Street 2:
        City:                             Coachella
        State:                            CA
        Zip                               92236


                              United States
                    Securities and Exchange Commission
                           Washington D.C. 20549

                                 Form 8-K/A

                               Amendment No. 1

                                Current Report

                      Pursuant to section 13 or 15 (d) of
                      The Securities Exchange Act of 1934

Date of Report ( Date of earliest event report) October 4, 2000

                           Nicole Industries, Inc.

            (Exact name of registrant as specified in its charter)

                                  Nevada

               (State or other jurisdiction of incorporation)

       000-27079                                              68-0422343
(Commission file number)                    (IR Employer Identification no.)

83-888 Ave. 51,
Coachella, CA                                             92236

(Address of principal executive offices)               (Zip code)

Registrant's telephone  number,  including area code:    (760) 398-9700




Item 1.    Agreement and Plan of Reorganization.

On July 21, 2000 the company agreed to issue 93,000,000 shares of its common stock to Aluko USA, a Delaware corporation, against the delivery of 31,627,075 of Aluminum Korea Co. Ltd., a corporation organized under the laws of Korea "Aluko Korea". The shares of common stock of Aluko Korea owned by the company represents 50.01% of the issued and outstanding voting stock of Aluko Korea. As a result of the company's stock issuance, Aluko USA will own 93% of the outstanding stock of the company.

Aluko Korea was founded in 1986 and is the largest manufacturer in Korea of etched and formed aluminum foils in electrolytic capacitors. Etched and formed aluminum foil is an essential raw material for electrolytic capacitors.

On July 21, 2000, and in connection with the company's issuance of the shares of common stock to Aluko USA, Dempsey K. Mork and Randall A. Baker, the two existing officers and directors appointed the successor officers and directors and then resigned. The newly appointed directors are Ju Young Park and Min-Kyung Park.

Mr. Ju Young Park is the President and Chief Executive Officer of the company. Mr. Park is a founder and the President of Aluko Korea. He received his Bachelor of Science degree in mechanical engineering from Hanyang University in South Korea. Prior to founding Aluko Korea, Mr. Park worked for seventeen years with Daewo Electronics Corporation. Prior to leaving Daewo Electronics, Mr. Park was General Manager in charge of its Research and Development.

Ms. Min-Kyung Park is the Chief Financial Officer and Secretary of the company. She joined Aluko Korea in 1999. She graduated from Iwho Women's University in Korea and studied at Oregon State University.





Company Overview
Through its operating company named Aluko that was founded in 1986, the company has been a leading manufacturer of etched and formed aluminum foils. The company is ISO9002 certified to meet the world standard. Aluminum foil is a main raw material for electrolytic capacitors that are commonly used for both industrial and household electronics. Aluko is a fast growing company in a very stable market environment because of the extensive usage of capacitors in all electronics.


Products
Etched aluminum foils: Cathode foils, Anode foils
Formed aluminum foils



Selective List of Customers
Japan: Sanyo, Matsushita, Hitachi, Elna
Europe: Siemens, Philips, Aerovox
Korea: Samsung, Daewoo.
Others Countries: Taiwan, China, Hong Kong, Singapore, India,



Product Description
Etched and formed aluminum foil is essential to electrolytic capacitors as a raw material. By charging and discharging electricity, the capacitor is a primary passive component in electrical circuits including resistors and inductors. In order to obtain a higher electric charge, the capacitor must have a higher capacitance, which can be established by enlarging the surface area of the electrode material. An etching process is the solution technique used to enlarge the surface area of aluminum foil. After etching has been completed, the aluminum foil surface is then laminated with a hydro-oxide layer through the forming process.



Market Forecasting
Electrolytic capacitors account for 25% of the global capacitor market. According to Yano Economic Research, the market is expected to grow 8.3% annually over the next 5 consecutive years with the explosive demand of digital equipments. The aluminum foil market will show the similar growth rate as capacitor market since there is strong corelations between two products. Total sales of electrolytic aluminum capacitors recorded around $3.2 billion in 1999. Total sales of cathode foils was $104 mil in 1999 and that of anode foils was $1.1 billion.



Profitability & Market Environments
Regardless of high profitability, entrance barriers to the business remain as high due to the technological difficulties in the manufacturing processes. Aluko currently enjoys around 22.4% average gross margin rate with approximately 10% net profit while competitors reach 15.8% of gross margin. Through its continuous cost-reducing measures and superior technological innovation and improvement in quality, Aluko is planning to expand its production capacity to reach 15% market share in the world within the next
3 years.

In Asia, Aluko is able to maintain its competitiveness against Japanese and European counterparts through superior quality and price advantages. Chinese and Taiwanese aluminum foil makers are not expected to pose a serious threat to Aluko in terms of product quality.

Aluko is steadily gaining market share from Japanese competitors. Currently, Aluko is a major supplier of cathode foils to Japanese capacitor manufacturers. Since 1994, Sanyo has been purchasing 90% of its essential cathode foils from Aluko and Hitachi began to fill 50% of its needs from Aluko in 1996. Matsushita designated Aluko as its priority-order supplier in 1999. Elna is also increasing its volume of business with Aluko.

Philips, a Dutch multinational, has been Aluko's customer for 10 years. Siemens in Germany and Aerovox in England use Aluko's products after Aluko successfully passed their quality test. The U.S. market is getting more attention because high quality capacitors are in great demand for HDTV and electric vehicles. Japanese capacitor makers, such as Matsushita and Chemi-Con, have begun local production in the U.S. Aluko will make further inroads into the U.S. by supplying products to Matsushita New Demand Accumulated production of HDTV by 2010 is expected to be 207,754,000 units according to forecasting by the American Electronics Association. Since HDTV requires 3 times more capacitors than conventional TV, the business potential for aluminum foils manufacturers is enormous. The introduction of electric and/or hybrid vehicle will boost up the demand of electrolytic capacitors even further. Because an electric vehicle consumes 30 times more capacitor than conventional TV sets, it is expected that the demand of aluminum foils will increase accordingly.



Explanatory Note

This Amendment No. 1 on Form 8-K/A to the current Report on Form 8-K ("Form 8-K") for 8/3/2000 of Nicole Industries, Inc. (the "Company") is submitted in order to provide the required Financial Statements of the company and Nicole Industries, Inc. under Item 7 of Form 8-K. Therefore, the Company hereby amends its Form 8-K in accordance with rule 12b-15 under the Securities Exchange Act of 1934.


Item 7 Financial Statements and Exhibits

(a)      Financial Statements of Business Acquired
         The audited balance sheets of Nicole Industries, Inc. as of July 31, 2000 and the related Statements of operations, stockholder's equity and cash flows through July 31, 2000.
















                                                          Signatures


 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

 Date: October 4, 2000 and December 2, 2000

                                                      Nicole Industries, Inc.


                                                      By:/s/ J.Y. Park

                                                      Ju Young Park, President






To the Board of Directors
Nicole Industries, Inc.
Coachella, California

I have audited the accompanying balance sheets of Nicole Industries, Inc. (a Nevada Corporation) as of July 31, 2000 and December 31, 1999 and the related statements of income and retained earnings, and cash flows for the year ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nicole Industries, Inc as of July 31, 2000 and December 31, 1999, and the results of its operations and its cash flows for the periods ended in conformity with generally accepted accounting principles.

This audit has been restated to clarify the results of the company's agreement and plan of reorganization adopted July 11, 2000.



/s/ David M. Winings
David M. Winnings
Palm Desert, California
October 4, 2000 and December 1, 2000




-1-

NICOLE INDUSTRIES, INC.
BALANCE SHEETS
July 31, 2000 and December 31, 1999


                                 July 31 1999         1999
                                      -------       ------
ASSETS


Cash and bank deposits              3,609,466        1,369
Marketable Securities               4,248,466           -0-
Accounts and notes receivable       4,792,856           -0-
Inventories                         2,454,394           -0-
Short-term loans                      169,585           -0-
Prepaid expenses and other
current assets                      1,108,022           -0-

Investment in Securities            5,810,175           -0-

Land                                1,873,322           -0-
Buildings and Structures            2,932,557           -0-
Machinery and equipment             5,041,587           -0-
Transportation equipment, tools
and                                   245,208           -0-
Construction in-progress            1,810,638           -0-
Other assets and deferred charges     263,599           -0-

Total assets                       34,359,875        1,369
                                  ===========        ======

Liabilities

Short-term borrowings              12,953,503           -0-
Accounts and notes payable          2,726,485           -0-
Accrued liabilities                   806,773           -0-
Other current liabilities             873,117           -0-
Current portion of long term debt   1,045,697           -0-
Long term debt, less current
portion                             1,758,344       40,000
Severance and retirement benefits     618,171           -0-
Other liabilities                   2,321,851           -0-
                                    ---------       -------

Total liailities                   23,103,941       40,000

Minority Interest                   5,509,965           -0-

Stockholder's Equity

Common stock                          100,000        1,385
Capital Surplus                     5,696,150           -0-
Retained earnings                     (50,181)      (40,016)
                                    ----------      --------

Total stockholders' equity          34,359,875        1,369
                                    ==========       =======

                                   =========      ========




The accompanying notes are an integral part of these financial statements.

-2-

NICOLE INDUSTRIES, INC.
STATEMENTS OF INCOME AND RETAINED EARNINGS
For the Seven Months Ended July 31, 2000 and Year Ended December 31,1999




                               July 31, 2000         1999
                                      ------       ------



REVENUES                                 -0-          -0-

EXPENSES
  Consulting Fees                      10,000       10,000
  Office Expenses                         145          0
                                      --------     --------
INCOME BEFORE INCOME TAXES            (10,145)     (10,000)

INCOME TAXES                             -0-          -0-
                                      -------      --------
NET INCOME                            (10,145)     (10,000)

BEGINNING RETAINED EARNINGS           (40,036)     (30,036)

DIVIDENDS                                -0-          -0-
                                      --------     --------

ENDING RETAINED EARNINGS              (50,181)     (40,036)
                                      ========     ========


















The accompanying notes are an integral part of these financial statements


-3-
NICOLE INDUSTRIES, INC.
STATEMENTS OF CASH FLOWS
For the Seven Months Ended July 31, 2000 and Year Ended December 31, 1999





                               July 31, 2000         1999
                                      ------       ------
CASH FLOWS FROM OPERATING ACTIVITIES


NET INCOME                           (10,145)     (10,000)
ADJUSTMENTS TO RECONCILE NET INCOME
  TO NET CASH PROVIDED BY OPERATING
  ACTIVITIES                          10,000       10,000
                                       ------       ------
NET CASH PROVIDED (USED) BY
  OPERATING ACTIVITIES                  (145)-         -0-


CASH FLOWS FROM INVESTING ACTIVITIES

  ORGANIZATION COSTS                (269,392)
                                   ---------       ------
  NET CASH FLOWS FROM
  INVESTING ACTIVITIES              (269,392)

CASH FLOWS FROM FINANCING ACTIVITIES

  ISSUE CAPITAL STOCK                282,595           -0-
  CASH OF SUBSIDIARY               3,595,059           -0-
                                   ---------        ------
  NET CASH FLOWS FROM
  FINANCING ACTIVITIES             3,877,654           -0-

NET INCREASE (DECREASE) IN CASH    3,608,117           -0-

CASH AT BEGINNING OF YEAR              1,349        1,349

CASH AT END OF YEAR                3,609,466        1,349
                                   =========        =====

SUPPLEMENTAL DISCLOSURES

INTEREST PAID                             -0-          -0-

INCOME TAXES PAID                         -0-          -0-












The accompanying notes are an integral part of these financial statements


-4-
NICOLE INDUSTRIES, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Nicole Industries, Inc. was organized under the laws of the State of Nevada on January 3, 1996. The Company was incorporated primarily to engage in any lawful activity.


NOTE 2 STOCK TRANSACTIONS

The Articles of Incorporation authorized the Company to issue up to 25,000 shares of capital stock at no par value.

On May 15, 1996, 16,001 shares were issued to individuals in return for services rendered.

On October 6, 1998, the Articles of Incorporation were amended to authorize the Company to issue 100,000,000 shares of capital stock, at a par value of $.001.

On October 15, 1998, the Board of Directors issued a 39 to 1 forward split of its capital stock shares.

On December 15, 1998, the Board of Directors agreed to sell up to 1,500,000 shares of its common stock at the stated par value of $.001.

As of December 31, 1998, 1,993,039 shares of common stock were issued and outstanding.

On July 11, 2000, Nicole Industries, Inc, entered into an agreement and plan of reorganization. Under the agreement, it issued 93,000,000 shares of common stock to the owners of Aluko USA, Inc., a Delaware Corporation, in return for all outstanding shares of Aluko, USA, Inc. Aluko, USA, Inc. through its wholly owned subsidiary, IAT Korea, Inc. owns 50.01% of Aluko, Korea. Please see additional information in Note .

NOTE 3 RELATED PARTY TRANSACTIONS

On May 15, 1996, shares of capital stock were issued to individuals in return for services rendered. These individuals include officers of the corporation.

Beginning in 1996, the corporation issued a note payable to the President of the Corporation in the amount of $10,000 each year. The note was in payment for administrative expenses paid on behalf of the corporation by the President. This transaction was not recorded in prior years. Accordingly a prior period adjustment in the amount of $40,000 is made.

NOTE 4 INVESTMENT IN WHOLLY OWNED SUBSIDIARY

As of June 11, 2000, the corporation acquired a wholly owned subsidiary, IAT, Korea. IAT Korea owns 50.01% share in Aluko, Korea, a Korean Manufacturer of electrolytic capicitors. The investment in IAT Korea is maintained on the equity method of accounting.